PERFISANS HOLDINGS INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                        CONSOLIDATED FINANCIAL STATEMENTS

                        AS OF DECEMBER 31, 2003 AND 2002

                  TOGETHER WITH REPORT OF INDEPENDENT AUDITORS

                        (AMOUNTS EXPRESSED IN US DOLLARS)

                             PERFISANS HOLDINGS INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                        CONSOLIDATED FINANCIAL STATEMENTS

                        AS OF DECEMBER 31, 2003 AND 2002

                  TOGETHER WITH REPORT OF INDEPENDENT AUDITORS

                        (AMOUNTS EXPRESSED IN US DOLLARS)




                                TABLE OF CONTENTS


Report of Independent Auditors                                                 1

Consolidated Balance Sheets as of December 31, 2003 and 2002               2 - 3

Consolidated Statements of Operations for the years ended
    December 31, 2003 and 2002                                                 4

Consolidated Statements of Cash Flows for the years ended
    December 31, 2003 and 2002                                             5 - 6

Consolidated Statements of Changes in Stockholders' Equity
    (Deficiency) for the years ended December 31, 2003 and 2002                7

Notes to Consolidated Financial Statements                                8 - 24

SCHWARTZ LEVITSKY FELDMAN LLP
CHARTERED ACCOUNTANTS
TORONTO, MONTREAL, OTTAWA





                         REPORT OF INDEPENDENT AUDITORS


       To the Board of Directors and Stockholders of Perfisans Holdings Inc.
       (A Development Stage Enterprise)

       We have audited the accompanying consolidated balance sheets of Perfisans Holdings Inc. as at December 31, 2003 and 2002 and the related consolidated statements of operations, cash flows and stockholders' equity (deficiency) for the years ended December 31, 2003 and 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Perfisans Holdings Inc. as at December 31, 2003 and 2002 and the results of its operations and its cash flows for the years ended December 31, 2003 and 2002 in accordance with generally accepted accounting principles in the United States of America.

       The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company is in the development stage and has no established source of revenues. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plan regarding these matters are also described in the notes to the consolidated financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                 "SCHWARTZ LEVITSKY FELDMAN LLP"

       Toronto, Ontario
       February 24, 2004                                   Chartered Accountants


                | 1167 Caledonia Road
                | Toronto, Ontario M6A 2X1
                | Tel:  416 785 5353
                | Fax:  416 785 5663

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)
                                                           2003            2002

                                                             $               $
                                                                      (restated)
                                     ASSETS
       CURRENT ASSETS

           Cash and cash equivalents                    484,848           28,188
           Accounts receivable (note 6)                  46,034           14,807
           Prepaid expenses and deposits                 62,665            8,720
                                                        -------          -------


                                                        593,547           51,715

       PROPERTY, PLANT AND EQUIPMENT (note 7)           209,220          105,995

       INTELLECTUAL PROPERTY (note 8)                         1                1
                                                        -------          -------








                                                        802,768          157,711
                                                        =======          =======




              The accompanying notes are an integral part of these
                       consolidated financial statements.


       APPROVED ON BEHALF OF THE BOARD

                                            Director
       -------------------------------------

                                            Director
       -------------------------------------

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)
                                                              2003        2002

                                                               $           $
                                                                      (restated)
                                 LIABILITIES
     CURRENT LIABILITIES

       Accounts payable and accrued liabilities (note 10)  302,325      168,850
       Current portion of long-term debt (note 11)          39,851       50,490
                                                        ----------   ----------

                                                           342,176      219,340

     LOAN FROM A SHAREHOLDER (note 12)                     264,767      408,401
                                                        ----------   ----------

                                                           606,943      627,741
                                                        ----------   ----------

                      STOCKHOLDERS' EQUITY (DEFICIENCY)

     CAPTIAL STOCK (note 13)                                37,661        5,370

     ADDITIONAL PAID - IN CAPITAL                        6,117,173    3,501,917

     ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)         (94,460)       1,529

     DEFICIT ACCUMULATED DURING
         THE DEVELOPMENT STAGE                          (5,864,549)  (3,978,846)
                                                        ----------   ----------

                                                           195,825     (470,030)
                                                        ----------   ----------

                                                           802,768      157,711
                                                        ==========   ==========




              The accompanying notes are an integral part of these
                       consolidated financial statements.

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)

                                        Cumulative
                                             since
                                         inception           2003          2002

                                             $              $             $
                                                                      (restated)

REVENUE                                         --             --            --
                                        ----------     ----------    ----------

OPERATING EXPENSES

  General and administration             3,533,566      1,198,450     1,598,399
  Interest                                   7,078          2,323         3,273
  Write-down of intellectual property      270,233             --       270,233
  Management salaries                      600,000        200,000       200,000
  Stock-based compensation               1,327,974        397,397       162,750
  Amortization                             133,574         89,330        29,094
                                        ----------     ----------    ----------

TOTAL OPERATING EXPENSES                 5,872,425      1,887,500     2,263,749
                                        ----------     ----------    ----------

OPERATING LOSS                          (5,872,425)    (1,887,500)   (2,263,749)

    Other income                             7,876          1,797         1,131
                                        ----------     ----------    ----------

LOSS BEFORE INCOME TAXES                (5,864,549)    (1,885,703)   (2,262,618)

    Income taxes (note 14)                      --             --            --
                                        ----------     ----------    ----------

NET LOSS                                (5,864,549)    (1,885,703)   (2,262,618)
                                        ==========     ==========    ==========

Loss per share, basic and diluted                           (0.06)        (0.07)
                                                       ==========    ==========


Weighted average shares outstanding                    33,102,207    32,942,967
                                                       ==========    ==========




              The accompanying notes are an integral part of these
                       consolidated financial statements.

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)

                                                    Cumulative
                                                         since
                                                     inception             2003             2002

                                                         $                 $                $
                                                                                       (restated)
CASH FLOWS FROM OPERATING ACTIVITIES

Net loss                                            (5,864,549)      (1,885,703)      (2,262,618)
Items not requiring an outlay of cash:
    Amortization                                       133,574           89,330           29,094
    Issuance of shares for consulting services       1,415,675        1,372,175           43,500
    Management salaries contributed                    600,000          200,000          200,000
    Stock-based compensation                         1,327,974          397,397          162,750
    Write-down of intellectual property                270,233               --          270,233
    Decrease (increase) in accounts receivable         (41,440)         (26,136)          16,145
    Decrease (increase) in prepaid expenses
      and deposits                                     (57,574)         (48,560)           9,552
    Increase in accounts payable and accrued
      liabilities                                      261,250           90,365           78,779
                                                    ----------       ----------       ----------

NET CASH PROVIDED BY (USED IN) OPERATING
    ACTIVITES                                       (1,954,857)         188,868       (1,452,565)
                                                    ----------       ----------       ----------


CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from (repayment of) long-term debt             31,729          (20,137)         (31,839)
Proceeds from (repayment of) loan from
  a shareholder                                        193,675         (216,598)         410,273
Proceeds from issuance of shares                     2,811,185          677,975        1,013,000
                                                    ----------       ----------       ----------

NET CASH FLOWS PROVIDED BY
    FINANCING ACTIVITIES                             3,036,589          441,240        1,391,434
                                                    ----------       ----------       ----------

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of intellectual property                     (270,234)              --         (270,234)
Purchase of property, plant and equipment             (316,318)        (164,188)         (34,385)
                                                    ----------       ----------       ----------

NET CASH FLOWS USED IN INVESTING
    ACTIVITIES                                        (586,552)        (164,188)        (304,619)
                                                    ----------       ----------       ----------


              The accompanying notes are an integral part of these
                       consolidated financial statements.

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)

                                         Cumulative
                                              since
                                          inception
                                                             2003          2002

                                               $              $             $
                                                                      (restated)

EFFECT OF FOREIGN CURRENCY
    EXCHANGE RATE CHANGES                   (10,332)       (9,260)       14,725
                                            -------       -------      --------


NET INCREASE (DECREASE) IN CASH AND
    CASH EQUIVALENTS FOR THE YEAR           484,848       456,660      (351,025)

Cash and cash equivalents, beginning
    of year                                      --        28,188       379,213
                                            -------       -------      --------

CASH AND CASH EQUIVALENTS,
    END OF YEAR                             484,848       484,848        28,188
                                            =======       =======      ========


Cash and cash equivalents are comprised as follows:

Cash                                                      203,838        28,188
Short-term investments                                    281,010            --
                                                          -------      --------

CASH AND CASH EQUIVALENTS, END OF YEAR                    484,848        28,188
                                                          =======      ========

INCOME TAXES PAID                                              --            --
                                                          =======      ========

INTEREST PAID                                               2,323         3,273
                                                          =======      ========




              The accompanying notes are an integral part of these
                       consolidated financial statements.

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY) FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)

                                                                                                   Deficit,              Accumulated
                                           Common             Preferred                         accumulated      Compre-  other com-
                                            stock   Common        stock  Preferred  Additional   during the      hensive  prehensive
                                        number of    stock    number of      stock     paid-in  development       Income      Income
                                           Shares   Amount       Shares     Amount     Capital        Stage       (Loss)      (Loss)
                                      -----------  -------  -----------  ---------  ----------  -----------  ----------- -----------
                                                        $                       $           $            $            $          $
Balance as of December 31, 2001
    (restated)                          2,869,633    2,870    2,500,000      2,500   2,082,667  (1,716,228)           --    (15,158)

Issuance of shares in subsidiary               --       --           --         --   1,056,500           --           --        --
Management salaries contributed
  (restated)                                   --       --           --         --     200,000           --           --        --
Stock-based compensation (restated)            --       --           --         --     162,750           --           --        --
Foreign currency translation (restated)        --       --           --         --          --           --       16,687     16,687
Net loss for the year (restated)               --       --           --         --          --   (2,262,618)  (2,262,618)       --
                                       ----------   ------    ---------      -----   ---------   ----------   ----------      -----

Balance as of December 31, 2002
    (restated)                          2,869,633    2,870    2,500,000      2,500   3,501,917   (3,978,846)  (2,249,931)     1,529
                                                                                                              ==========
Issuance of shares for cash             3,000,000    3,000           --         --      (3,000)          --           --        --
Issuance of shares                        300,000      300           --         --        (300)          --           --        --
Reverse stock split 1:30               (5,963,979)  (5,964)          --         --       5,964           --           --        --
Issuance of shares to extinguish
   liabilities                          4,637,898    4,638           --         --      (4,638)          --           --        --
Cancellation of preferred stock                --       --   (2,500,000)    (2,500)      2,500           --           --        --
Issuance of shares in subsidiary               --       --           --         --   2,050,150           --           --        --
Issuance of shares pursuant to
   reverse acquisition                 32,942,967   32,943           --         --     (32,943)          --           --        --
Cancellation of common stock             (126,330)    (126)          --         --         126           --           --        --
Management salaries contributed                --       --           --         --     200,000           --           --        --
Stock-based compensation                       --       --           --         --     397,397           --           --        --
Foreign currency translation                   --       --           --         --          --           --      (95,989)   (95,989)
Net loss for the year                          --       --           --         --          --   (1,885,703)  (1,885,703)       --
                                       ----------   ------    ---------      -----   ---------   ----------   ----------    -------

Balance as of December 31, 2003        37,660,189   37,661           --         --   6,117,173   (5,864,549)  (1,981,692)   (94,460)
                                       ==========   ======    =========      =====   =========   ==========   ==========    =======


              The accompanying notes are an integral part of these
                       consolidated financial statements.

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)


     1.   SECURITIES EXCHANGE AGREEMENT AND REVERSE ACQUISITION

          On December 19, 2003, Griffin Industries, Inc. ("Griffin"), a publicly traded company, entered into a Securities Exchange Agreement with Perfisans Networks Corporation, a Canadian corporation ("Perfisans"). In exchange for the acquisition of the 100% interest in Perfisans, the shareholders of Perfisans were issued a total of 32,942,967 Common shares of Griffin. Following the share exchange, the former shareholders of Perfisans hold 87.5% of the 37,660,189 shares of common stock of Griffin. Consequently, even though Griffin is the legal acquirer, this transaction will be treated as an acquisition of Griffin by Perfisans and as a recapitalization by Perfisans for accounting purposes.

          As part of this transaction, the company changed its name from Griffin Industries, Inc. to Perfisans Holdings, Inc. Accordingly, these financial statements are titled Perfisans Holdings, Inc. The comparative financial statements are those of Perfisans, the accounting acquirer.

     2.   NATURE OF OPERATIONS AND GOING CONCERN

          Perfisans Holdings Inc. (the "Company") is a technology development company. The principal activity of the Company is the design and development of integrated circuits for commercial purposes.

          The Company is in its development stage and has not yet earned any revenue. Consequently, the Company has incurred losses since its incorporation. The Company has funded its operations to date through the issuance of shares.

          The Company has plans to introduce products to the market beginning in 2004. Three products are planned for release in 2004. These products are focused on the network interface semiconductor integrated circuits.

          Product 1 - SNA 1020A. The Company anticipates releasing this network interface chip in the second quarter of 2004.

          Product 2 - SNA 1000. Low cost, single chip Gigabit network interface chip. Management plans to market this product primarily to network card manufacturers who are marketing products geared toward the consumer market. The Company plans on releasing this product in the second quarter of 2004.

          Product 3 - SNA 1010. Management plans to market this product primarily to network card manufacturers who are marketing products geared toward the consumer market. The Company plans to release this product in the fourth quarter of 2004.

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)




     2.   NATURE OF OPERATIONS AND GOING CONCERN (cont'd)

          Despite having no revenue since inception, the Company believes that its management has developed a business plan, that if successfully implemented could substantially improve the Company's operational results and financial conditions. However, the Company can give no assurances that its current cash flows from operations, if any, and proceeds from the sale of securities, will be adequate to fund its expected operating and capital needs for the next twelve months. The adequacy of cash resources over the next twelve months is primarily dependent on its operating results and the ability to obtain proceeds from the sales of securities. The projected cash requirement for the next twelve months will be 10 million dollars. The proceeds from the sale of 4,000,000 shares to Brightline Consulting, LLC and Trilogy Capital will be adequate to fund its expected operating and capital needs for the next twelve months.


     3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          a)   Use of Estimates

               These financial statements have been prepared in accordance with generally accepted accounting principles in the United Stated of America. Because a precise determination of assets and liabilities, and correspondingly revenues and expenses, depends on future events, the preparation of financial statements for any period necessarily involves the use of estimates and assumption. Actual amounts may differ from these estimates. These financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting policies summarized below.

          b)   Basis of Consolidated Financial Statements

               The consolidated financial statement as of December 31, 2003 include the accounts of Perfisans Holdings Inc, and its wholly-owned subsidiary, Perfisans Network Corporation. All material intercompany accounts and transactions have been eliminated.

          c)   Cash and Cash Equivalents

               Cash and cash equivalents includes cash on hand, amounts due to banks, and any other highly liquid investments with a maturity of three months or less. The carrying amounts approximate fair values because of the short maturity of those instruments.

          d)   Other Financial Instruments

               The carrying amount of the Company's accounts receivable and accounts payable and accrued liabilities approximates fair value because of the short maturity of these instruments.

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)




     3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

          e)   Long-term Financial Instruments

               The fair value of each of the Company's long-term financial assets and debt instruments is based on the amount of future cash flows associated with each instrument discounted using an estimate of what the Company's current borrowing rate for similar instruments of comparable maturity would be.

          f)   Property, Plant and Equipment

               Property,   plant  and   equipment  are  recorded  at  cost  less
               accumulated amortization. Amortization is provided using the following annual rates and methods:

               Furniture and fixtures       20%         declining balance method
               Leasehold improvements       20%           5 years, straight-line
               Office equipment             20%         declining balance method
               Computer equipment           30%         declining balance method
               Computer software            100%        declining balance method

          g)   Intellectual Property

               Intellectual property is recorded at cost less impairment write down. Intellectual property is not amortized as it has an indefinite life. Impairment tests are performed at least once a year and when conditions indicating possible impairment exists. Intellectual property is written down if the fair value exceeds the carrying amount or if significant doubt exists with respect to recoverability.

          h)   Foreign Currency Translation

               The Company's subsidiary, Perfisans Networks Corporation, is a foreign private company and maintains its books and records in Canadian dollars (the functional currency). The financial statements are converted to US dollars for consolidation purpose. The translation method used is the current rate method which is the method mandated by SFAS 52 where the functional currency is the foreign currency. Under the current rate method all assets and liabilities are translated at the current rate, stockholder's equity accounts are translated at historical rates and revenues and expenses are translated at average rates for the year.

               Due to the fact that items in the financial statements are being translated at different rates according to their nature, a translation adjustment is created. This translation adjustment has been included in accumulated other comprehensive income
               (loss).

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)



     3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

          i)   Income Taxes

               The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred income taxes are provided using the liability method. Under the liability method, deferred income taxes are recognized for all significant temporary differences between the tax and financial statement bases of assets and liabilities.

               Current income tax expense (recovery) is the amount of income taxes expected to be payable (recoverable) for the current year. A deferred tax asset and/or liability is computed for both the expected future impact of differences between the financial statement and tax bases of assets and liabilities and for the expected future tax benefit to be derived from tax losses. Valuation allowances are established when necessary to reduce the deferred tax asset to the amount expected to be "more likely than not" to be realized in future returns. Tax law and rate changes are reflected in income in the period such changes are enacted.

          j)   Research and Development

               Research and development costs, other than capital expenditures but including acquired research and development costs, are charged against income in the period incurred.

          k)   Revenue Recognition

               Sales are recognized upon delivery of goods and passage of title to customers.

          l)   Comprehensive Income

               The Company has adopted SFAS No. 130 Reporting Comprehensive Income. This standard requires companies to disclose comprehensive income in their financial statements. In addition to items included in net income, comprehensive income includes items currently charged or credited directly to stockholders' equity, such as foreign currency translation adjustments.

          m)   Long-Lived Assets

               The  Company  has  adopted  the   provisions  of  SFAS  No.  121,
               Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, which has been superceded by SFAS No. 144 [note 3(q)]. SFAS No. 144 requires that long-lived assets to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Management used its best estimate of the undiscounted cash flows to evaluate the carrying amount and have determined that no impairment has occurred.

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)



     3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

          n)   Concentration of Credit Risks

               The Company's receivables are unsecured and are generally due in 90 days. The Company's receivables do not represent significant concentrations of credit risks as at December 31, 2003 due to their immateriality.

          o)   Stock Based Compensation

               The Company has adopted SFAS No. 123, Accounting for Stock-Based Compensation, as amended by SFAS No. 148 which introduced the use of a fair value-based method of accounting for stock-based compensation. It encourages, but does not require, companies to recognize compensation expenses for stock-based compensation to employees based on the new fair value accounting rules. The Company chose to continue to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", and related interpretations. Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the measurement date over the amount an employee must pay to acquire the stock.

          p)   Earnings or Loss Per Share

               The Corporation has adopted FSA No. 128, "Earnings per Share", which requires disclosure on the financial statements of "basic" and "diluted" earnings (loss) per share. Basic earnings (loss) per share are computed by dividing net income (loss) per share is computed by common shares outstanding for the year. Diluted earnings (loss) per share is computed by dividing net income
               (loss) by the weighted average number of common shares outstanding plus common stock equivalents (if dilutive) related to stock options and warrants for each year.

          q)   Recent Pronouncements

               SFAS No. 144 -  Accounting  for the  Impairment  or  Disposal  of
               Long-Lived Assets. This standard supercedes SFAS No. 121 - Accounting for the impairment of long-lived assets and for Long-Lived Assets to be Disposed of. This standard requires that businesses recognize impairment when the financial statement carrying amount of long-lived asset or asset group exceeds its fair value and is not recoverable. The provisions of this statement are effective for financial statements issued for fiscal years beginning after December 15, 2001.

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)



     3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

          q)   Recent Pronouncements (cont'd)

               SFAS No. 145 - Rescission of FASB Statements No.4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections. SFAS 145 updates, clarifies and simplifies existing accounting pronouncements. SFAS 145 rescinds Statement No.4, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as extraordinary items, net of related income tax effect. As a result, the criteria in APB Opinion No. 30 will now be used to classify those gains and losses because Statement No. 4 has been rescinded. Statement No. 44 was issued to establish accounting requirements for the effects of transition to provisions of the Motor Carrier Act of 1980. Because the transition has been completed, Statement No. 44 is no longer necessary.

               SFAS No. 146 - Accounting for Cost Associated with Exit or Disposal Activities. SFAS 146 requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Previous accounting guidance was provided by Emerging Issues Task Force ("EITF") Issue No. 94-3. SFAS 146 replaces EITF94-3. The Statement is to be applied prospectively to exit or disposal activities initiated after December 31, 2002.

               SFAS No. 147 - Acquisition of certain Financial Institutions, an amendment of SFAS 72 and 144 and SFAS interpretation number 9 issued October 2002 and relates to acquisitions of financial institutions.

               SFAS No. 148 - Accounting for Stock Based Compensation-Transition and Disclosure, an amendment of SFAS 123 issued December 2002 and permits two additional transition methods for entities that adopt the fair value based method of accounting for stock based employee compensation to avoid the ramp-up effect arising from prospective application. This statement also improves the prominence and clarity of the pro-forma disclosures required by SFAS 123.

               SFAS No. 149 - Amendment of SFAS 133 on derivative instruments and hedging activities. This statement amends and clarifies financial accounting and reporting for derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under SFAS 133, accounting for derivative instruments and hedging activities.

               SFAS No. 150 - Accounting for certain financial instruments with characteristics of both liabilities and equity. This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity.

               The Company believes that the above standards would not have a material impact on its financial position, results of operations or cash flows.

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)



     4.   COMPREHENSIVE INCOME (LOSS)

          The components of comprehensive income (loss) are as follows:

                                                          2003             2002

                                                           $                $
                                                                      (restated)

          Net loss                                  (1,885,703)      (2,262,618)
          Other comprehensive income (loss)
               foreign currency translation            (95,989)          16,687
                                                    ----------       ----------

          Comprehensive loss                        (1,981,692)      (2,249,931)
                                                    ==========       ==========

          The foreign currency translation adjustments are not currently adjusted for income taxes as the Company is located in Canada and the adjustments relate to the translation of the financial statements from Canadian dollars into United States dollars, which is done as disclosed in note 3(h).


     5.   INVESTMENT TAX CREDITS

          The Company participates in research and development which are eligible for tax credits upon filing of the Company's determination of qualifying expenditures. These amounts are subject to review and approval by the Canada Customs and Revenue Agency prior to the receipt of the funds. As the ultimate recovery of these amounts are not known, the Company has not recorded the investment tax credits receivable.


     6.   ACCOUNTS RECEIVABLE

                                                          2003             2002

                                                            $                $

          Accounts receivable                           46,034           14,807
          Less:  Allowance for doubtful accounts            --               --
                                                    ----------       ----------

          Accounts receivable, net                      46,034           14,807
                                                    ==========       ==========


          The Company carries accounts receivable at the amount it deems to be collectible. Accordingly, the Company provides allowances for accounts receivable it deems to be uncollectible based on management's best estimates. Recoveries are recognized in the period they are received. The ultimate amount of accounts receivable that becomes uncollectible could differ from those estimated. Accounts receivable as of December 31, 2003 and December 31, 2002 consists solely of goods and services taxes recoverable.

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)



     7.   PROPERTY, PLANT AND EQUIPMENT

                                                          2003             2002

                                                            $                $

          Furniture and fixtures                        87,310           38,086
          Leasehold improvements                        48,947           37,544
          Office equipment                              35,878           29,051
          Computer equipment                            63,623           34,976
          Computer software                            119,948            8,027
                                                      --------         --------

          Cost                                         355,706          147,684
                                                      --------         --------

          Less:  Accumulated amortization

               Furniture and fixtures                   21,193            8,041
               Leasehold improvements                   22,733           10,950
               Office equipment                         12,147            5,161
               Computer equipment                       25,555           11,303
               Computer software                        64,858            6,234
                                                      --------         --------

                                                       146,486           41,689
                                                      --------         --------

          Net                                          209,220          105,995
                                                      ========         ========


     8.   INTELLECTUAL PROPERTY 2003 2002

                                                            $                $
                                                                      (restated)

          Intellectual property                        327,324          269,001
          Less:  Impairment write down                (327,323)        (269,000)
                                                      --------         --------


                                                             1                1
                                                      ========         ========

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)



     8.   INTELLECTUAL PROPERTY (cont'd)

          Intellectual property represents licenses to use, modify and prepare derivative works of licensors' source material. Licenses may be subject to annual and usage fees. The terms of the licenses continue indefinitely unless breached by the terms of the agreements. As at December 31, 2003 and December 31, 2002, the Company had three licensing agreements, which it entered into between April 2002 and July 2002. These licenses are non-transferable, non-sublicensable and royalty free. The Company must pay annual support and maintenance fees to the licensors to maintain the terms of the agreements. These licenses give the Company the right to incorporate licensor software into the Company's internally-developed software and the products it is developing.

          Annual support and maintenance fees are expensed as they become due.

          The Company evaluates the recoverability of the intellectual property and reviews the impairment on an annual basis and at any other time if events occur or circumstances change that would more likely than not reduce the fair value below its carrying amount utilizing the guidance of SFAS 142, "Goodwill and other Intangible Assets". Several factors are used to evaluate the intellectual property, including but not limited to, management's plans for future operations, recent operating results and projected undiscounted cash flows. As at December 31, 2003 and December 31, 2002, significant doubt exists with respect to the recoverability of these licenses. Consequently, intellectual property has been written-down to a nominal value of $1.


     9.   BANK INDEBTEDNESS

          The Company has available up to a maximum of $7,500 an operating line bearing interest at prime plus 5%.


     10.  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

                                                          2003             2002

                                                            $                $
                                                                      (restated)
          Accounts payable and accrued liabilities are comprised of the following:

          Trade payables                               232,633          153,004
          Accrued liabilities                           69,692           15,846
                                                       -------          -------

                                                       302,325          168,850
                                                       =======          =======

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)



     11.  LONG-TERM DEBT

                                                          2003             2002

                                                            $                $
          a)   Instalment loan to finance property
               and equipment additions, payable in
               60 monthly principal payments of
               $1,585 plus interest at prime plus
               2% per annum.                                --            5,062

               Instalment loan under the bank's
               job creation loan program to
               finance property and equipment
               additions, payable in 60 monthly
               principal payments of $1,056 plus
               interest at prime plus 0.25%
               per annum.                               39,851           45,428
                                                       -------          -------

               Less:  Current portion                   39,851           50,490

                                                        39,851           50,490
                                                       -------          -------

                                                            --               --
                                                       =======          =======

               As at December 31, 2002 and December 31, 2003, the Company was not in compliance with the financial covenants specified in its bank borrowing agreements. Consequently, long-term debt was classified as current.

          b) Scheduled future principal payment obligations as at December 31, 2003 are as follows:

               2004                                                     $ 15,426
               2005                                                       15,426
               2006                                                        8,999
                                                                        --------

                                                                        $ 39,851
                                                                        ========

          c) Interest expense with respect to long-term debt amounted to $2,323 for the year ended December 31, 2003 and $3,273 for the year ended December 31, 2002.

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)



     12.  LOAN FROM A SHAREHOLDER

          The loan from a shareholder is unsecured, non-interest bearing, no specific terms of repayment and is not expected to be repaid prior to January 1, 2005.


     13.  CAPITAL STOCK

          a)   Authorized

               5,000,000 non-voting Preferred shares with a par value of $0.001 per share 50,000,000 Common shares with a par value of $0.001 per shares

          b)   Issued

                                                                 2003      2002

                                                                   $         $

                   Nil Preferred shares (2,500,000 in 2002)        --     2,500
               37,660,189 Common shares (2,869,633 in 2002)    37,661     2,870
                                                               ------     -----

                                                               37,661     5,370
                                                               ======     =====


               Each issued and outstanding Preferred share shall automatically be converted into 5 shares of common stock upon a change in control of the Company or liquidation or dissolution of the Company.

          c)   Changes to Issued Share Capital

               TRANSACTIONS PRIOR TO REVERSE ACQUISITION

               i) During the year ended December 31, 2002, Perfisans Networks Corporation (the legal subsidiary) issued its own capital stock for total consideration of $1,056,500.

               ii) For the period from January 1, 2003 to December 19, 2003 (the date of the reverse acquisition) Perfisans Networks Corporation (the legal subsidiary) issued its own capital stock for total consideration of $2,050,150.

               iii) For the period from  January 1, 2003 to November  25,  2003, the Company issued 3,000,000 shares for cash and 300,000 shares for services rendered.

               iv) On November 25, 2003, the Company underwent a 1:30 reverse split of its common shares. v) On December 5, 2003, the Company issued 4,637,898 common shares to extinguish all of its outstanding liabilities. vi) On December 19, 2003, the Company cancelled all of the issued preferred shares.

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)



     13.  CAPITAL STOCK (cont'd)

          c)   Changes to Issued Share Capital (cont'd)

               TRANSACTIONS PURSUANT TO REVERSE ACQUISITION

               vii) On December 19, 2003, the Company issued 32,942,967 common shares in exchange for 100% interest in Perfisans Networks Corporation.

               viii) In  connection  with the reverse  acquisition,  the Company cancelled 126,330 common shares.

          d)   Employee Stock Option Plan

               The Company has adopted a Stock Option Plan (the Plan), pursuant to which 4,000,000 Common Shares are reserved for issuance.

               Options may be granted to officers, directors, consultants and full-time employees of the Company. Options granted under the Plan may be exercisable for a period not exceeding four years, may require vesting, and shall be at an exercise price, all as determined by the Board. Options will be non-transferable and are exercisable only by the participant during his or her lifetime.

               If a participant ceases affiliation with the Company by reason of death or permanent disability, the option remains exercisable for 180 days following death or 30 days following permanent disability but not beyond the options expiration date. Other termination gives the participant 30 days to exercise, except for termination for cause, which results in immediate termination of the option.

               Options granted under the Plan must be exercised with cash.

               Any unexercised options that expire or that terminate upon an employee ceasing to be employed by the Company become available again for issuance under the Plan.

               The Plan may be terminated or amended at any time by the Board of Directors.

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)



     13.  CAPITAL STOCK (cont'd)

          d)   Employee Stock Option Plan (cont'd)

               The activity of the Plan is as follows:

                                                           Shares           Shares
                                                        Available           Subject           Option
                                                        For Grant        to Options           Prices
                                                       ----------        ----------           ------

               Outstanding at December 31, 2001        17,805,500         2,194,500             0.25
               Granted                                   (465,000)          465,000             0.25
               Exercised                                       --                --               --
               Expired                                         --                --               --
               Cancelled                                       --                --               --
                                                       ----------         ---------           ------

               Outstanding at December 31, 2002        17,340,500         2,659,500             0.25
               Granted                                 (1,135,400)        1,135,400             0.25
               Exercised                                       --                --               --
               Expired                                         --                --               --
               Cancelled                                       --                --               --
                                                       ----------         ---------           ------

               Outstanding at December 31, 2003        16,205,100         3,794,900             0.25
                                                       ==========         =========           ======


               Pro-forma information regarding net loss and loss per share is required by FAS No. 123 (Amended by FAS No. 148) - "Accounting for Stock Based Compensation" and has been determined as if the company had accounted for its employee stock options based on fair values at the grant date for options granted under the Plan. The company's pro-forma information for the years ended December 31, 2003 and December 31, 2002 would have been as follows:

                                                          2003             2003
                                                 -------------     ------------

                                                   As reported        Pro-forma
                                                 -------------     ------------
                Net loss                            (1,885,703)      (1,917,356)
                Basic and diluted EPS                    (0.06)           (0.06)


                                                          2002             2002
                                                 -------------     ------------

                                                   As reported        Pro-forma
                                                 -------------     ------------
                Net loss                            (2,262,618)      (2,279,497)
                Basic and diluted EPS                    (0.07)           (0.07)

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)



     13.  CAPITAL STOCK (cont'd)

          d)   Employee Stock Option Plan (cont'd)

               The fair value of each option grant used for purposes of estimating the pro-forma amounts summarized above is based on the grant date using the Black-Scholes option pricing model with the weighted average assumptions shown in the following table:

                                                            2003            2002

               Risk free interest rate                      3.0%            4.0%
               Volatility factor                              0%              0%
               Weighted average expected life            4 years         4 years
               Weighted average fair value per share       $0.60           $0.60
               Expected dividends                            nil             nil

          e)   Purchase Warrants

               During 2003, 1,689,593 Purchase Warrants were issued pursuant to Warrant Agreements. Each Warrant entitles its holders to purchase, during the two year period commencing from the date that any of the company's shares are listed or quoted for trading on any recognized international stock exchange, one Common share at an exercise prices ranging from $0.25 per share to $0.60 per share, subject to the adjustments referred to below.

               The exercise price and the number of shares of stock purchasable upon the exercise of the warrants are subject to adjustment upon consolidation, sub-division, re-classification or redesignation of the shares. The warrants do not confer upon the holders any right or interest as a shareholder of the company.

          f)   Stock Options Available to a Consultant

               The Company has entered into an agreement with a consultant whereby the Company can settle fees through the issuance of shares in the aggregate of up to 200,000 at a price of $0.25 annually. As of December 31, 2003, no fees have been settled through the issuance of shares.

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)



     14.  INCOME TAXES

          a)   Deferred Income Taxes

               The tax effect of significant temporary differences that gave rise to the benefit is as follows:

                                                             2003          2002

                                                               $             $

               Operating loss available to offset
                  future income taxes                   1,360,000       480,000
               Valuation allowance                     (1,360,000)     (480,000)
                                                       ----------      --------

               Net deferred tax assets                         --            --
                                                       ==========      =========

               The Company has determined that realization of a deferred tax asset is not likely and therefore a valuation allowance has been recorded against this deferred income tax asset.

          b)   Current Income Taxes

               The Company has certain non-capital losses of approximately $3,000,000 available, which can be applied against future taxable income and which expires in between 2008 and 2010.


     15.  CONTINGENT LIABILITY

          The Company has received a Job Creation Loan in the amount of $77,131. If job creation under the loan program does not materialize, the penalty will be a retroactive increase in the interest rate to prime plus 2.5% per annum from prime plus 0.25% per annum.

          Management is unable to determine the likelihood of this penalty materializing as at year end. Any expense that may result from this penalty will be recognized in the period in which it becomes known.

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)



     16.  COMMITMENTS

          The Company leases premises under an operating lease with a five year and seven months term. Minimum lease commitments exclusive of insurance and other occupancy charges under the lease at December 31, 2003 were:

          2004                                                       $  148,907
          2005                                                          162,444
          2006                                                          162,444
          2007                                                          162,444
          2008                                                          162,444
          2009                                                           81,222
                                                                     ----------

                                                                     $  879,905
                                                                     ==========



     17.  SEGMENT DISCLOSURES

          The Company, after reviewing its reporting systems, has determined that it has one reportable segment and geographic segment. The Company's operations are all related to the research, design, manufacture and sales of products and technologies related to the transmission of location based information, principally using wireless technology. No revenue has been generated to date. All assets of the business are located in Canada.


     18.  SUBSEQUENT EVENT

          On February 12, 2004, the Company filed a registration statement whereby the Company is offering up to 4,000,000 shares of common stock in two tranches. Tranche 1 is 2,000,000 shares at $2.00 each and Tranche 2 is 2,000,000 shares at $3.00 each.


     19.  MANAGEMENT SALARIES

          Management salaries of $200,000 ($200,000 in 2002) have been expensed in the consolidated statements of operations. As these salaries have not been paid, nor are they payable, the amounts have been recorded as a component of additional paid-in capital.

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002
(AMOUNTS EXPRESSED IN US DOLLARS)



     20.  RESTATEMENT OF COMPARATIVE FIGURES

          In February, 2004, the Company filed a registration statement with the Securities and Exchange Commission ("SEC"). The SEC reviewed the registration statement, and as a result of this review, the Company has restated the 2002 financial statements as follows: write-down of intellectual property of $229,698; recognition of stock-based compensation expense of $162,750; and expense of management salaries of $200,000. The increase in net loss resulting from these adjustments was $592,448.

          The effect of the restatement of amounts relating to stock-based compensation expense and expense of management salaries for the period prior to 2002 resulted in a retroactive adjustment to deficit as at December 31, 2001 of $967,827.

          The following table presents the effects of the aforementioned adjustments:

                                                               2002
                                                    ---------------------------
                                                                  As previously
                                                    As restated        reported

                                                             $               $

          Total assets                                  157,711         386,361
          Accumulated other comprehensive income          1,529             481
          Deficit accumulated during
             the development stage                   (3,978,846)     (2,418,571)
          Net loss                                   (2,262,618)     (1,670,170)

          All applicable notes relating to these adjustments have been restated.